EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Assuretec Holdings, Inc. (the "Registrant") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, we, R. Bruce Reeves, Ph.D., President and Chief Executive Officer, and Kevin T. McGuire, Secretary/Treasurer and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

          (1)  The Quarterly Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

         (2)      The information contained in the Annual Report fairly
          presents, in all material respects, the financial condition and result of operations of the Registrant.


Date:    February 21, 2006                     By:  /s/ R. Bruce Reeves
                                                    ----------------------------
                                                    R. Bruce Reeves, Ph.D.
                                                    President, CEO and Director



Date:    February 21, 2006                     By:  /s/ Kevin T. McGuire
                                                    ----------------------------
                                                    Kevin T. McGuire
                                                    Secretary/Treasurer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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